                                                                    EXHIBIT 1(c)

                              LETTER OF TRANSMITTAL

                                      FOR
                  FIRST MORTGAGE BONDS, 6.86% SERIES DUE 2008
                                       OF
                   THE CLEVELAND ELECTRIC ILLUMINATING COMPANY
      PURSUANT TO THE EXCHANGE OFFER IN RESPECT OF ALL OF THEIR OUTSTANDING
                  FIRST MORTGAGE BONDS, 6.86% SERIES DUE 2008
                                       FOR
                  FIRST MORTGAGE BONDS, 6.86% SERIES A DUE 2008
                  --------------------------------------------
                  PURSUANT TO THE PROSPECTUS DATED      , 1999

-------------------------------------------------------------------------------
THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
                ,                 , 1999 UNLESS THE OFFER IS EXTENDED (THE
"EXPIRATION DATE"). TENDERS OF OLD BONDS (AS DEFINED HEREIN) MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M. ON THE EXPIRATION DATE.
-------------------------------------------------------------------------------

                  The Exchange Agent for the Exchange Offer is:
                            THE CHASE MANHATTAN BANK

 By Registered or Certified Mail:      Facsimile Transmissions:     By Hand or Overnight Delivery:
     The Chase Manhattan Bank        (Eligible Institutions Only)      The Chase Manhattan Bank
         55 Water Street           (212) 638-7375 or (212) 344-9367         55 Water Street
     Room 234, North Building                                          Room 234, North Building
     New York, New York 10041            Confirm by Telephone:         New York, New York 10041
    Attention: Carlos Esteves               (212) 638-0828             Attention: Carlos Esteves

         DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION VIA TELEGRAM, TELEX OR FACSIMILE, OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

         HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE NEW BONDS FOR THEIR OLD BONDS PURSUANT TO THE EXCHANGE OFFER MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR OLD BONDS TO THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

         By execution hereof, the undersigned acknowledges receipt of the Prospectus dated , 1999 (the "Prospectus") of The Cleveland Electric Illuminating Company (the "Company"), which, together with this Letter of Transmittal and the instructions hereto (the "Letter of Transmittal"), constitute the Company's offer (the "Exchange Offer") to exchange $1,000 principal amount of its First Mortgage Bonds, 6.86% Series A due 2008 (the "New Bonds"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a registration statement of which the Prospectus constitutes a part, for each $1,000 principal amount of their outstanding First Mortgage Bonds, 6.86% Series due 2008 (the "Old Bonds"), upon the terms and subject to the conditions set forth in the Prospectus.

         This Letter of Transmittal is to be used by Holders (as defined below) if: (i) certificates representing Old Bonds are to be physically delivered to the Exchange Agent herewith by Holders; (ii) tender of Old Bonds is to be made by book-entry transfer to the Exchange Agent's account at The Depository Trust Company ("DTC") pursuant to the procedures set forth in the Prospectus under "The Exchange Offer -- Procedures for Tendering" by any financial institution that is a participant in DTC and whose name appears on a security position listing as the owner of Old Bonds (such participants acting on behalf of Holders are referred to herein, together with such Holders, as "Acting Holders"); or
(iii) tender of Old Bonds is to be made according to the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer -- Guaranteed Delivery Procedures," and, in each case, instructions are being transmitted through the DTC Automated Tender Offer Program ("ATOP"). See Instruction 1. Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

         The term "Holder" with respect to the Exchange Offer means any person:
(i) in whose name Old Bonds are registered on the books of the Company or any other person who has obtained a properly completed bond power from the registered Holder; or (ii) whose Old Bonds are held of record by DTC and who desires to deliver such Old Bonds by book-entry transfer at DTC.

         The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

         THE EXCHANGE OFFER IS NOT BEING MADE TO (NOR WILL THE SURRENDER OF OLD BONDS FOR EXCHANGE BE ACCEPTED FROM OR ON BEHALF OF) HOLDERS IN ANY JURISDICTION IN WHICH THE MAKING OR ACCEPTANCE OF THE EXCHANGE OFFER WOULD NOT BE IN COMPLIANCE WITH THE LAWS OF SUCH JURISDICTION.

         All capitalized terms used herein and not defined shall have the meaning ascribed to them in the Prospectus.

         The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Prospectus, this Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Exchange Agent. See Instruction 8 herein.

         HOLDERS WHO WISH TO ACCEPT THE EXCHANGE OFFER AND TENDER THEIR OLD BONDS MUST COMPLETE THIS LETTER OF TRANSMITTAL IN ITS ENTIRETY.

         THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF BONDS" AND SIGNING THIS LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED THE OLD BONDS AND MADE CERTAIN REPRESENTATIONS DESCRIBED IN THE PROSPECTUS AND HEREIN.

         List below the Old Bonds to which this Letter of Transmittal relates. If the space provided below is inadequate, list the certificate numbers and principal amounts on a separately executed schedule and affix the schedule to this Letter of Transmittal. Tenders of Old Bonds will be accepted only in principal amounts equal to $1,000 or integral multiples thereof.

---------------------------------------------------------------------------------------------------------------------------------
                                                         DESCRIPTION OF BONDS
---------------------------------------------- ---------------------------------------- ----------------------------------------
    NAME(S) AND ADDRESS(ES) OF HOLDER(S)                CERTIFICATE NUMBERS*                      AGGREGATE PRINCIPAL
(PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S)            (ATTACH SIGNED LIST                        AMOUNT TENDERED
   APPEAR(S) ON OLD BONDS BEING TENDERED)                   IF NECESSARY)                        (IF LESS THAN ALL)**
---------------------------------------------- ---------------------------------------- ----------------------------------------

---------------------------------------------- ---------------------------------------- ----------------------------------------
                                               ---------------------------------------- ----------------------------------------
                                               ---------------------------------------- ----------------------------------------
                                               ---------------------------------------- ----------------------------------------
                                               ---------------------------------------- ----------------------------------------
                                               ---------------------------------------- ----------------------------------------
                                               ---------------------------------------- ----------------------------------------
                                               ---------------------------------------- ----------------------------------------
                                               ---------------------------------------- ----------------------------------------
---------------------------------------------- ---------------------------------------- ----------------------------------------
TOTAL PRINCIPAL AMOUNT OF OLD BONDS TENDERED
--------------------------------------------------------------------------------------------------------------------------------
  *  Need not be completed by Holders tendering by book-entry transfer
 **  Need not be completed by Holders who wish to tender with respect to all
     Old Bonds listed.  See Instruction 2.
---------------------------------------------------------------------------------

[ ] CHECK HERE IF TENDERED OLD BONDS ARE BEING DELIVERED BY DTC TO THE EXCHANGE AGENT'S ACCOUNT AT DTC AND COMPLETE THE FOLLOWING:

         Name of Tendering Institution:
                                       ----------------------------------------
         DTC Book-Entry Account No.:
                                    -------------------------------------------
         Transaction Code No.:
                                   --------------------------------------------

         If Holders desire to tender Old Bonds pursuant to the Exchange Offer and (i) certificates representing such Old Bonds are not lost but are not immediately available, (ii) time will not permit the Letter of Transmittal, certificates representing such Old Bonds or other required documents to reach the Exchange Agent prior to the Expiration Date, or (iii) the procedure for book-entry transfer cannot be completed prior to the Expiration Date, such Holders may effect a tender of such Old Bonds in accordance with the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer -- Guaranteed Delivery Procedures." DTC participants may also accept the Exchange Offer by submitting the notice of guaranteed delivery through ATOP.

[ ] CHECK HERE IF TENDERED OLD BONDS ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING (See Instructions 1 and 4):

         Name(s) of Holder(s) of Old
         Bonds:
               ---------------------------------------------------------------

         Window Ticket No.  (if any):__________________________________________

         Date of Execution of
         Notice of Guaranteed Delivery:________________________________________

         Name of Eligible Institution that Guaranteed Delivery:________________

         ______________________________________________________________________

[  ]     CHECK HERE IF TENDERED OLD BONDS ARE BEING DELIVERED BY BOOK-ENTRY
         TRANSFER FACILITY, AND PROVIDE THE FOLLOWING INFORMATION:

         Name of Tendering Institution:________________________________________

         DTC Book-Entry Account No.:___________________________________________

         Transaction Code No.:_________________________________________________

[  ]     CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
         COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

         Name:_________________________________________________________________

         Address:______________________________________________________________

         ______________________________________________________________________

[  ]    CHECK HERE IF CERTIFICATES FOR TENDERED OLD BONDS ARE ENCLOSED HEREWITH.

NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

LADIES AND GENTLEMEN:

         Subject to the terms of the Exchange Offer, the undersigned hereby tenders to the Company the principal amount of Old Bonds indicated in the box entitled "Description of Bonds." Subject to and effective upon the acceptance for exchange of the principal amount of Old Bonds tendered in accordance with this Letter of Transmittal, the undersigned sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to the Old Bonds tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Company and as Trustee under the Indenture for the Old Bonds and the New Bonds) with respect to the tendered Old Bonds with full power of substitution to (i) deliver certificates for such Old Bonds to the Company, or transfer ownership of such Old Bonds on the account books maintained by DTC together, in either such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company and (ii) present such Old Bonds for transfer on the books of the Company and receive all benefits and otherwise execute all rights of beneficial ownership of such Old Bonds, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed irrevocable and coupled with an interest.

         The undersigned hereby represents and warrants that (a) the undersigned accepts the terms and conditions of the Exchange Offer, (b) the undersigned has full power and authority to tender, exchange, assign and transfer the Old Bonds tendered hereby, and (c) when the same are accepted for exchange by the Company, the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the sale, assignment and transfer of the Old Bonds tendered hereby.

         The undersigned hereby represents and warrants that he or she has full power and authority to tender, sell, assign and transfer the Old Bonds tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when the same are acquired by the Company. The undersigned also acknowledges that this Exchange Offer is being made in reliance upon interpretations by the staff of the Securities and Exchange Commission that the New Bonds issued in exchange for the Old Bonds pursuant to the Exchange Offer may be offered for sale, resold and otherwise transferred by any holder thereof (other than (i) a broker-dealer who purchased such Old Bonds directly from the Company to resell pursuant to Rule 144A or any other available exemption under the Securities Act, or (ii) a person that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act) without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that the holder is acquiring the New Bonds in its ordinary course of business and is not participating, and has no arrangement or understanding with any person to participate, in the distribution of the New Bonds.

         THE EXCHANGE OFFER IS NOT BEING MADE TO, NOR WILL TENDERS BE ACCEPTED FROM OR ON BEHALF OF, HOLDERS OF THE OLD BONDS IN ANY JURISDICTION IN WHICH THE MAKING OF THE OFFER OR ACCEPTANCE THEREOF WOULD NOT BE IN COMPLIANCE WITH THE LAWS OF SUCH JURISDICTION OR WOULD OTHERWISE NOT BE IN COMPLIANCE WITH ANY PROVISION OF ANY APPLICABLE SECURITY LAW.

         The undersigned represents that (i) the New Bonds acquired pursuant to the Exchange Offer are being obtained in the ordinary course of such holder's business, (ii) such holder has no arrangement or understanding with any person to participate in the distribution of the New Bonds and (iii) such holder is not an "affiliate," as defined under Rule 405 of the Securities Act, of the Company or, if such holder is an affiliate, such holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Bonds. If the undersigned is a broker-dealer that will receive New Bonds for its own account in exchange for Old Bonds that were acquired as a result of market-making or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such New Bonds; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

         The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the assignment and transfer of the Old Bonds tendered hereby.

         The undersigned understands and acknowledges that the Company reserves the right, in its sole discretion, to purchase or make offers for any Old Bonds that remain outstanding subsequent to the Expiration Date or to terminate the Exchange Offer and, to the extent permitted by applicable law, purchase Old Bonds in the open market, in privately negotiated transactions or otherwise. The terms of any such purchases or offers will differ from the terms of the Exchange Offer.

         The undersigned understands that by tendering Old Bonds pursuant to one of the procedures described in the Prospectus and the instructions thereto, the exchange of the Old Bonds for the New Bonds will not result in the loss of interest income for the tendering holder.

         For purposes of the Exchange Offer, the Company shall be deemed to have accepted validly tendered Old Bonds when the Company has given oral or written notice thereof to the Exchange Agent. If any tendered Old Bonds are not accepted for exchange pursuant to the Exchange Offer for any reason, certificates for any such unaccepted Old Bonds will be returned (except as noted below with respect to tenders through DTC), without expense, to the undersigned at the address shown below or at a different address as may be indicated under "Special Issuance Instructions" as promptly as practicable after the Expiration Date.

         All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned and every obligation under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, successors and assigns.

         The undersigned understands that tenders of Old Bonds pursuant to the procedures described under the caption "The Exchange Offer -- Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

         All questions as to form, validity, eligibility (including time of receipt), acceptance and withdrawal of tendered Old Bonds will be determined by the Company in its sole discretion, which determination will be final and binding.

         Unless otherwise indicated under "Special Issuance Instructions," please issue the certificates representing the New Bonds issued in exchange for the Old Bonds accepted for exchange and return any Old Bonds not tendered or not exchanged in the name(s) of the undersigned (or in either such event in the case of Old Bonds tendered by DTC, by credit to the account at DTC). Similarly, unless otherwise indicated under "Special Delivery Instructions," please send the certificates representing the New Bonds issued in exchange for the Old Bonds accepted for exchange and any certificates for Old Bonds not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s), unless, in either event, tender is being made through DTC. In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the New Bonds issued in exchange for the Old Bonds accepted for exchange and return any Old Bonds not tendered or not exchanged in the name(s) of, and send said certificates to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Old Bonds from the name of the registered holder(s) thereof if the Company does not accept for exchange any of the Old Bonds so tendered.

--------------------------------------------------------------------------------
                                PLEASE SIGN HERE
(TO BE COMPLETED BY ALL TENDERING HOLDERS OF OLD BONDS REGARDLESS OF WHETHER OLD
                 BONDS ARE BEING PHYSICALLY DELIVERED HEREWITH)

         This Letter of Transmittal must be signed by the Holder(s) of Old Bonds exactly as their name(s) appear(s) on the certificate(s) for Old Bonds or, if tendered by a participant in DTC, exactly as such participant's name appears on a security position listing as the owner of Old Bonds, or by person(s) authorized to become registered Holder(s) by endorsements and documents transmitted with this Letter of Transmittal. If the signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to the Company of such person's authority to so act. See Instruction 3 herein.

X __________________________________  Date: ___________________________________

X __________________________________  Date: ____________________________________
    SIGNATURE(S) OF HOLDER(S) OR
      AUTHORIZED SIGNATORY

Name(s): _____________________________ Address_________________________________


______________________________________ ________________________________________
              (PLEASE PRINT)                   (INCLUDING ZIP CODE)

                                        Area Code and
Capacity:_____________________________  Telephone No.:_________________________

Social Security No.:__________________

                   PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN
                          MEDALLION SIGNATURE GUARANTEE
                    (IF REQUIRED - SEE INSTRUCTION 3 HEREIN)
------------------------------------------------------------------------------
            (Name of Eligible Institution Guaranteeing Signature(s))

-------------------------------------------------------------------------------
    (ADDRESS (INCLUDING ZIP CODE) AND TELEPHONE NUMBER (INCLUDING AREA CODE)
                                    OF FIRM)

-------------------------------------------------------------------------------
                             (AUTHORIZED SIGNATURE)

-------------------------------------------------------------------------------
                                 (PRINTED NAME)

-------------------------------------------------------------------------------
                                     (TITLE)


Date:
     --------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                          SPECIAL ISSUANCE INSTRUCTIONS
                     (SEE INSTRUCTION 2, 3, 4 AND 5 HEREIN)

         To be completed ONLY if certificates for Old Bonds in a principal amount not tendered are to be issued in the name of, or the New Bonds issued pursuant to the Exchange Offer are to be issued to the order of, someone other than the person(s) whose signature(s) appear(s) within this Letter of Transmittal, or issued to an address different from that shown in the box entitled "Description of Bonds" within this Letter of Transmittal, or if Old Bonds tendered by book-entry transfer are not accepted for purchase are to be credited to an account maintained at DTC other than the account indicated above.


Name:______________________________________________________________________
                                 (PLEASE PRINT)

Address: ______________________________________________________________________

_______________________________________________________________________________

-------------------------------------------------------------------------------
                                   (ZIP CODE)

_______________________________________________________________________________
     TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER
    (YOU MUST ALSO COMPLETE SUBSTITUTE FORM W-9 HEREIN)


Credit unaccepted Old Bonds tendered by book entry transfer to:


[  ]      The Depository Trust Company account set forth below:


_______________________________________________________________________________
                              (DTC ACCOUNT NUMBER)

_______________________________________________________________________________


                          SPECIAL DELIVERY INSTRUCTIONS
                     (SEE INSTRUCTION 2, 3, 4 AND 5 HEREIN)

         To be completed ONLY if certificates for Old Bonds in a principal amount not tendered or not accepted for purchase or the New Bonds issued pursuant to the Exchange Offer are to be sent to someone other than the person(s) whose signature(s) appear(s) within this Letter of Transmittal, or issued to an address different from that shown in the box entitled "Description of Bonds" within this Letter of Transmittal.

 Name:_________________________________________________________________________
                                 (PLEASE PRINT)


 Address: ______________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________
                                   (ZIP CODE)


_______________________________________________________________________________
TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER
(YOU MUST ALSO COMPLETE SUBSTITUTE FORM W-9 HEREIN)

_______________________________________________________________________________

                                  INSTRUCTIONS
       FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER AND
                                THE SOLICITATION

         1. Delivery of this Letter of Transmittal and Old Bonds; Guaranteed Delivery Procedures. The certificates for the tendered Old Bonds (or a confirmation of a book-entry transfer into the Exchange Agent's account at DTC of all Old Bonds delivered electronically), as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at one of its addresses set forth on the first page of this Letter of Transmittal, prior to 5:00 P.M., New York City time, on the Expiration Date. The method of delivery of the tendered Old Bonds, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the Holder and, except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent. Instead of delivery by mail, it is recommended that the Holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. No Letter of Transmittal or Old Bonds should be sent to the Company.

         THE METHOD OF DELIVERY OF OLD BONDS AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT IS AT THE ELECTION AND RISK OF THE HOLDER.

         SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE TIMELY DELIVERY TO THE EXCHANGE AGENT BY 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

         Holders who wish to tender their Old Bonds and (i) whose Old Bonds are not lost but are not immediately available or (ii) who cannot deliver their Old Bonds, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date must tender their Old Bonds and follow the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedures: (i) such-tender must be made by or through an Eligible Institution; (ii) prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder of the Old Bonds, the certificate number or numbers of such Old Bonds and the principal amount of Old Bonds tendered, stating that the tender is being made thereby and guaranteeing that, within three business days after the Expiration Date, this Letter of Transmittal (or a facsimile hereof) together with the certificate(s) representing the Old Bonds (or a confirmation of electronic delivery of book-entry delivery into the Exchange Agent's account at DTC) and any of the required documents will be deposited by the Eligible Institution with the Exchange Agent; and (iii) such properly completed and executed Letter of Transmittal (or a facsimile hereof), as well as other documents required by this Letter of Transmittal and the certificate(s) representing all tendered Old Bonds in proper form for transfer (or a confirmation of electronic mail delivery of book-entry delivery into the Exchange Agent's account at DTC), must be received by the Exchange Agent within three business days after the Expiration Date, all as provided in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures." Any Holder of Old Bonds who wishes to tender his Old Bonds pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 P.M., New York City time, on the Expiration Date.

         All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Old Bonds will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Old Bonds not properly tendered or any Old Bonds the Company's acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any irregularities or conditions of tender as to particular Old Bonds. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Bonds must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Old Bonds, nor shall any of them incur any liability for failure to give such notification. Tenders of Old Bonds will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Old Bonds received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned without cost to the holders by the Exchange Agent to the tendering Holders of Old Bonds, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

         2. Partial Tenders. Tenders of Old Bonds will be accepted in all denominations of $1,000 and integral multiples in excess thereof. If less than the entire principal amount of any Old Bonds is tendered, the tendering Holder should fill in the principal amount tendered in the third column of the chart entitled "Description of Bonds." The entire principal amount of Old Bonds delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of Old Bonds is not tendered, Old Bonds for the principal amount of Old Bonds not tendered and a certificate or certificates representing New Bonds issued in exchange for any Old Bonds accepted will be sent to the Holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal or unless tender is made through DTC, promptly after the Old Bonds are accepted for exchange.

         3. Signatures on the Letter of Transmittal; Bond Powers and Endorsements; Guarantee of Signatures. If this Letter of Transmittal (or a facsimile hereof) is signed by the registered Holder(s) of the Old Bonds tendered hereby, the signature must correspond with the name(s) as written on the face of the Old Bonds without alteration, enlargement or any change whatsoever.

         If this Letter of Transmittal (or a facsimile hereof) is signed by the registered Holder(s) of Old Bonds tendered and the certificate(s) for New Bonds issued in exchange therefor is to be issued (or any untendered principal amount of Old Bonds is to be reissued) to the registered Holder, such Holder need not and should not endorse the Old Bonds tendered or transmit a properly completed separate bond power with this Letter of Transmittal, with the signatures on the endorsement or bond power guaranteed by a recognized member of the Medallion Signature Guarantee Program.

         If this Letter of Transmittal (or a facsimile hereof) is signed by a person other than the registered Holder(s) of any Certificates listed, such Certificates must be endorsed or accompanied by appropriate bond powers signed as the name of the registered Holder(s) appears on the Certificates.

         If this Letter of Transmittal (or a facsimile hereof) or any Old Bonds or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, or officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and unless waived by the Company, evidence satisfactory to the Company of its authority so to act must be submitted with this Letter of Transmittal. If any Old Bonds tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any Old Bonds tendered hereby are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of certificates.

         Endorsements on Old Bonds or signatures on bond powers required by this Instruction 3 must be guaranteed by a recognized member of the Medallion Signature Guarantee Program.

         Signatures on this Letter of Transmittal (or a facsimile hereof) must be guaranteed by a recognized member of the Medallion Signature Guarantee Program unless the Old Bonds tendered pursuant thereto are tendered (i) by a registered Holder (including any participant in DTC whose name appears on a security position listing as the owner of Old Bonds) who has not completed the box set forth herein entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" or (ii) for the account of a member of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States (each of the foregoing being referred to as an "Eligible Institution").

         4. Special Issuance and Delivery Instructions. Tendering Holders should indicate, in the applicable spaces, the name and address to which New Bonds or substitute Old Bonds for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name or address of the person signing this Letter of Transmittal (or in the case of tender of the Old Bonds through DTC, if such Old Bonds are to be credited to an account maintained at DTC other than the account indicated above). In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated. If no such instructions are given, any Old Bonds not exchanged will be returned to the name and address of the person signing this Letter of Transmittal.

         5. Transfer Taxes. The Company will pay all transfer taxes, if any, applicable to the exchange of Old Bonds pursuant to the Exchange Offer. If, however, certificates representing New Bonds or Old Bonds for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered Holder of the Old Bonds tendered hereby, or if tendered Old Bonds are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Old Bonds pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered Holder or any other person) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering Holder.

         Except as provided in this Instruction 5, it will not be necessary for transfer tax stamps to be affixed to the Old Bonds listed in this Letter of Transmittal.

         6. Waiver of Conditions. The Company reserves the absolute right to amend, waive or modify specified conditions in the Exchange Offer in the case of any Old Bonds tendered.

         7. Mutilated, Lost, Stolen or Destroyed Old Bonds. Any tendering Holder whose Old Bonds have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated herein for further instruction.

         8. Requests for Assistance or Additional Copies. Questions and requests for assistance and requests for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address specified in the

Prospectus. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

         9. Withdrawal. Tenders may be withdrawn only pursuant to the withdrawal rights set forth in the Prospectus under the caption "The Exchange Offer -- Withdrawal of Tenders."

         To be effective, a written or facsimile transmission notice of withdrawal must (a) be received by the Exchange Agent at one of its addresses set forth on the first page of this Letter of Transmittal prior to 5:00 p.m., New York City time, on the Expiration Date, (b) specify the name of the person who tendered the Old Bonds, (c) include a statement that the person who tendered Old Bonds is withdrawing its election to have such Old Bonds exchanged and contain the description of the Old Bonds to be withdrawn, the certificate numbers shown on the particular certificates evidencing such Old Bonds and the aggregate principal amount represented by such Old Bonds and (d) be signed by the holder of such Old Bonds in the same manner as the original signature appears on this Letter of Transmittal (including any required signature guarantees) or be accompanied by evidence sufficient to have the Trustee with respect to the Old Bonds register the transfer of such Old Bonds into the name of the holder withdrawing the tender. The signature(s) on the notice of withdrawal must be guaranteed by an Eligible Institution unless such Old Bonds have been tendered (a) by a registered holder of Old Bonds who has not completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (b) for the account of an Eligible Institution. All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices shall be determined by the Company, whose determination shall be final and binding on all parties. If the Old Bonds to be withdrawn have been delivered or otherwise identified to the Exchange Agent, a signed notice of withdrawal is effective immediately upon receipt by the Exchange Agent of a written or facsimile transmission notice of withdrawal even if physical release is not yet effected. In addition, such notice must specify, in the case of Old Bonds tendered by delivery of certificates for such Old Bonds, the name of the registered holder (if different from that of the tendering holder) to be credited with the withdrawn Old Bonds. Withdrawals may not be rescinded, and any Old Bonds withdrawn will thereafter be deemed not validly tendered for purposes of the Exchange Offer. However, properly withdrawn Old Bonds may be retendered by following one of the procedures described under "The Exchange Offer -- Procedures for Tendering" in the Prospectus at any time on or prior to the Expiration Date.

-------------------------------------------------------------------------------
                          (DO NOT WRITE IN SPACE BELOW)
-------------------------------------------------------------------------------

------------------------------------------ ------------------------------------------ ------------------------------------------
         CERTIFICATE SURRENDERED                       OLD BONDS TENDERED                         OLD BONDS ACCEPTED
------------------------------------------- ------------------------------------------ ------------------------------------------
------------------------------------------- ------------------------------------------ ------------------------------------------

------------------------------------------- ------------------------------------------ ------------------------------------------

------------------------------------------- ------------------------------------------ ------------------------------------------

------------------------------------------- ------------------------------------------ ------------------------------------------
Delivery Prepared by                        Checked by                                 Date
                    ---------------------             --------------------------           ----------------------------
------------------------------------------- ------------------------------------------ ------------------------------------------


                            IMPORTANT TAX INFORMATION

         Under federal income tax laws, a Holder whose tendered Old Bonds are accepted for payment is required to provide the Exchange Agent (as payer) with such Holder's correct TIN on Substitute Form W-9 below or otherwise establish a basis for exemption from backup withholding. If such Holder is an individual, the TIN is his social security number. If the Exchange Agent is not provided with the correct TIN, a $50 penalty may be imposed by the Internal Revenue Service, and payments made with respect to New Bonds purchased pursuant to the Exchange Offer may be subject to backup withholding.

         Certain Holders (including, among others, all corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements. Exempt Holders should indicate their exempt status on Substitute Form W-9. A foreign person may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed Internal Revenue Service Form W-8, signed under penalties of perjury, attesting to that Holder's exempt status. A Form W-8 can be obtained from the Exchange Agent. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

         If backup withholding applies, the Exchange Agent is required to withhold 31% of any payments made to the Holder or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

         To prevent backup withholding on payments made with respect to the Exchange Offer, the Holder is required to provide the Exchange Agent with either: (i) the Holder's correct TIN by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that the Holder is awaiting a TIN) and that (A) the Holder has not been notified by the Internal Revenue Service that the Holder is subject to backup withholding as a result of failure to report all interest or dividends or (B) the Internal Revenue Service has notified the Holder that the Holder is no longer subject to backup withholding; or (ii) an adequate basis for exemption.

WHAT NUMBER TO GIVE THE EXCHANGE AGENT

         The Holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered Holder of the Old Bonds. If the Old Bonds are held in more than one name or are held not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

---------------------------------------------------------------------------------------------------------------------------------
                                  PAYER'S NAME
---------------------------------------------------------------------------------------------------------------------------------
SUBSTITUTE                  PART 1 --  PROVIDE  YOUR  TIN IN THE BOX AT  RIGHT        PART 3 --
                            AND CERTIFY BY SIGNING AND DATING BELOW                   Awaiting TIN [ ]
                            -----------------------------------------------------------------------------------------------------
FORM W-9                    PART 2 -- Certification - Under Penalties of Perjury,
                            I certify that:
DEPARTMENT OF THE
TREASURY INTERNAL           (1) The number shown on this form is my correct
REVENUE SERVICE                 Taxpayer Identification Number (or I am         ---------------------------------------------------
                                waiting for a number to be issued to me) and                  SOCIAL SECURITY NUMBER
PAYER'S REQUEST FOR
TAXPAYER                    (2) I  am  not  subject  to  backup  withholding                           OR
IDENTIFICATION                  either  because I have not been  notified by
NUMBER (TIN)                    the  Internal  Revenue  Service  (the "IRS")    ---------------------------------------------------
                                that I am subject to backup  withholding  as           EMPLOYER IDENTIFICATION NUMBER(S)
                                a result of failure  to report all  interest
                                or  dividends,  or the IRS has  notified  me
                                that  I  am  no  longer  subject  to  backup
                                withholding.
                            -----------------------------------------------------------------------------------------------------
                            CERTIFICATION INSTRUCTIONS -- You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax returns. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out such item (2).


                            SIGNATURE                                            DATE
                                     -------------------------------------           ------------------------------
--------------------------- -----------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
            PAYER'S REQUEST FOR TAXPAYER IDENTIFICATION NUMBER (TIN)

  Please fill out your name and address below:


-------------------------------------------------------------------------------
  Name

--------------------------------------------------------------------------------
  Address (Number and street)

-------------------------------------------------------------------------------
  City, State and Zip Code
-------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO HOLDERS OF NEW BONDS PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

         YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE
                      BOX IN PART 3 OF SUBSTITUTE FORM W-9.

-------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

      I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
  (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 31 percent of all reportable payments made to me thereafter will be withheld until I provide a number and that, if I do not provide my taxpayer identification number within 60 days, such retained amounts shall be remitted to the IRS as backup withholding.

-----------------------------------------------   ------------------------------
                SIGNATURE                                   DATE

                  THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:
                            The Chase Manhattan Bank

     By Registered or Certified Mail:                     By Facsimile:                      By Hand or Overnight Courier:
         The Chase Manhattan Bank                 (Eligible Institutions Only)                 The Chase Manhattan Bank
             55 Water Street                    (212) 638-7375 or (212) 344-9367                    55 Water Street
         Room 234, North Building                                                              Room 234, North Building
         New York, New York 10041                     Confirm by Telephone:                    New York, New York 10041
        Attention: Carlos Esteves                        (212) 638-0828                        Attention: Carlos Esteves

                                       12

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER.

         Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the Payer.


--------------------------------------- ----------------------
FOR THIS TYPE OF ACCOUNT:               GIVE THE SOCIAL
                                        SECURITY
                                        NUMBER OF -
--------------------------------------- ----------------------

1.  An individual's account             The individual

2.  Two or more individuals             The actual owner
    (joint account)                     of the account or,
                                        if combined funds,
                                        any one of the
                                        individuals (1)

3.  Husband and wife                    The actual owner
    (joint accounts)                    of the account or,
                                        if joint funds,
                                        either person (1)

4.  Custodian account of a minor        The minor (2)
    (Uniform Gift to Minors Act)

5.  Adult and minor                     The adult, or
    (joint account)                     if the minor is the
                                        only contributor,
                                        the minor (1)

6.  Account in the name of              The ward, minor,
    guardian or committee for           or incompetent
    a designated ward, minor            person (3)
    or incompetent person

7.  a. The usual revocable savings      The grantor-trustee (1)
       account (grantor is also trustee)

    b. So-called trust account that is The actual owner (1) not a legal or valid trust under State law

8.  Sole proprietorship account         The owner (4)

------------------------------------------------------------------------------


----------------------------------------- --------------------
FOR THIS TYPE OF ACCOUNT:                 GIVE THE EMPLOYER
                                          IDENTIFICATION
                                          NUMBER OF -
----------------------------------------- --------------------

9.   A valid trust, estate,               Legal entity (Do
     or pension trust                     not furnish the
                                          identifying
                                          number of the
                                          personal
                                          representative or
                                          trustee unless the
                                          legal entity
                                          itself is not
                                          designated in the
                                          account title.) (5)

10.  Corporate account                    The corporation

11.  Religious, charitable, or            The organization
     educational organization account

12.  Partnership account held in the      The partnership
     name of the business

13.  Association, club or other           The organization
     tax-exempt organization

14.  Broker or registered nominee         The broker or
                                          nominee

15.  Account with the Department          The public entity
     of Agriculture in the name of a
     public entity (such as a State or
     local government, school district
     or prison) that receives agricultural
     program payments
---------------------------------------------------------- --------------------


(1) List first and circle the name of the person whose number you furnish.
(2) Circle the minor's name and furnish the minor's social security number.
(3) Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.
(4) Show the name of the owner
(5) List first and circle the name of the legal trust, estate or pension fund.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

                                     PAGE 2
OBTAINING A NUMBER
If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING.

Payees specifically exempted from backup withholding on ALL payments include the following:

     -    A corporation.

     -    A financial institution.

     - An organization exempt from tax under section 501(a) or an individual retirement plan.

     -    The United States or any agency or instrumentality thereof.

     - A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

     - A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

     - An international organization or any agency, or instrumentality thereof.

     - A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.

     -    A real estate investment trust.

     -    A common trust fund operated by a bank under section 584(a).

     - An exempt charitable remainder trust,or a non-exempt trust described in section 4947(a)(1).

     - An entity registered at all times under the Investment Company Act of 1940.

     - A foreign central bank of issue. Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

     -    Payments to nonresident aliens subject to withholding under section
          1441.

     - Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.

     - Payments of patronage dividends where the amount received is not paid in money.

     -    Payments made by certain foreign organizations.

     -    Payments made to a nominee.

     - Payments of interest not generally subject to backup withholding include the following:

     -    Payments of interest on obligations issued by individuals.

     NOTE: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

     - Payments of tax-exempt interest (including exempt-interest dividends under section 852).

     -    Payments described in section 6049(b)(5) to nonresident aliens.

     -    Payments on tax-free covenant bonds under section 1451.

     -    Payments made by certain foreign organizations.

     -    Payments made to a nominee.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER. FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER, IF THE PAYMENTS ARE INTEREST, DIVIDENDS OR PATRONAGE DIVIDENDS. ALSO SIGN AND DATE THE FORM.

   Certain payments other than interest, dividends and patronage dividends, that are not subject to information reporting, are also not subject to backup withholding. For details see the regulations under sections 6041, 6041A(a), 6045, and 6050A.

PRIVACY ACT NOTICE. -- Section 6109 requires most recipients of dividend, interest or other payments to give taxpayer identification numbers to payers who must report the payments to IRS. IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Beginning January 1, 1993, payers must generally withhold 31% of taxable interest, dividends, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES

(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. -- If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. -- If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. -- Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.